UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 25, 2011

SECURED FINANCIAL NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28457	86-0955239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 SW 36 Avenue, Suite 204, Pompano Beach, Florida	33069
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	954-376-5611

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure

On February 25, 2011, Secured Financial Network, Inc.'s (OTC BB:SFNL - News) President and CEO announced certain highlights of 2010 as well as some of the upcoming plans for 2011.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits

99.1         Press release dated February 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURED FINANCIAL NETWORK, INC.

Date: February 25, 2011	By: /s/ Jeffrey L. Schultz
Jeffrey L. Schultz, Chief Executive Officer and President